SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006 (January 11, 2006)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                          000-07693                                     74-3035831
(State or other                               (Commission file                           (I.R.S. Employer
       jurisdiction of                                       number)                                 Identification Number)
incorporation)

1 Anderson Road, Suite 105
Bernardsville, New Jersey  07924
(Address of Principal Executive Offices)

(908) 204-9911
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Entry into a Material Definitive Agreement

          On or about January 11, 2006, the Company entered into a certain Plan and Agreement of Reorganization (the “Agreement”) with Inspara, Inc.  The Company previously entered into a Plan and Agreement of Reorganization with Inspara, Inc. on October 31, 2005, which Plan and Agreement of Reorganization was terminated on January 11, 2006 (See, Form 8-K/A dated January 17, 2006).  Under the terms of the Agreement Inspara will merge with and into the Company.  The closing is to take place on January 18, 2006 effective, January 1, 2006. All due diligence has been completed and, on January 16, 2006, the required approval of Inspara’s stockholders was obtained.  Pursuant to the Agreement: (i) certain key employees of Inspara have entered into employment agreements with the Company; (ii) all registration rights held by stockholders of Inspara, if any, shall be terminated; and (iii) Inspara shall have 291,000 shares of its Class B Common Stock issued and outstanding.

Item 8.01   Other Events

          On December 29, 2006 the Company filed a registration statement on Form S-8 to register 2,112,120 shares of the Company’s stock to Stanton Walker & Company, Inc. under and pursuant to a certain Mergers & Acquisitions Advisory Agreement dated May 27, 2005, as amended June 16, 2005, for its advisory services for the Plan and Agreement of Reorganization with Inspara, Inc.  In the Form S-8, the Company made reference to certain financial statements which are being restated as a result of comments from the Commission.  No shares of the Company’s stock were issued pursuant to the registration statement.  The Company hereby withdraws the Form S-8 previously filed and will not issue a new Form S-8 until such time as: (i) the Company files restated financial statements; and (ii) the new Plan and Agreement of Reorganization closes.

Item 9.01    Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired.

The required financial statements will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

b.       Pro Forma Financial Information.

The required pro forma financial information will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

c.       Exhibits.

99.01        Plan and Agreement of Reorganization.
99.02        Incorporated by reference is the Form 8-K/A dated January 17, 2006.
99.03        Incorporated by reference is the Form S-8 dated December 23, 2005 and filed December 29, 2005.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 17, 2006                                                                 SoftNet Technology Corp.
                                                                                                        (Registrant)

                                                                                                           /s/  James M. Farinella
                                                                                                          James M. Farinella/President and CEO